Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annaul Report on Form 10-K of Insteel Industries, Inc. (the “Company”) for the period ending September 27, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Michael C. Gazmarian, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Michael C. Gazmarian

      Michael C. Gazmarian
      Chief Financial Officer
      June 11, 2004

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Insteel Industries, Inc. and will be retained by Insteel Industries, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.